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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   December 16, 1998
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                              LADD FURNITURE, INC.
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             (Exact name of registrant as specified in its charter)



  North Carolina                    0-11577                        56-1311320
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 (State or other                  (Commission                 (I.R.S. Employer
  jurisdiction                   File Number)                Identification No.)
of Incorporation)
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 4620 Grandover Parkway, P.O. Box 26777, Greensboro, North Carolina 27417-6777
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      (Address of principal executive offices)                      (Zip Code)
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REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (336) 294-5233
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         (Former name or former address, if changed since last report.)



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ITEM 1.        CHANGES IN CONTROL OF REGISTRANT.

               Not Applicable.


ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

               Not Applicable.


ITEM 3.        BANKRUPTCY OR RECEIVERSHIP.

               Not Applicable.


ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

               Not Applicable.


ITEM 5.        OTHER EVENTS.

               The Registrant's Board of Directors authorized the repurchase of up to 600,000 shares of the Company's common stock over the next 24 months. All stock purchases will be made in the form of open market purchases, and will be funded by the Company's existing credit arrangements. The press release is attached hereto as
               Exhibit 99.1.

ITEM 6.        RESIGNATIONS OF REGISTRANT'S DIRECTORS.

               Not Applicable.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               a)             Exhibits

                              99.1        Press Release dated December 16, 1998.

ITEM 8.        CHANGE IN FISCAL YEAR.

               Not Applicable.

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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                LADD FURNITURE, INC.


Date:  March 24, 1999           By: /s/ William S. Creekmuir
                                    --------------------------------------------
                                    William S. Creekmuir

                                Title: Executive Vice President, Chief Financial
                                       Officer, Treasurer and Secretary